EXCHANGE PLACE ADVISORS TRUST
(formerly, North Square Investments Trust)

(the “Trust”)

NORTH SQUARE SPECTRUM ALPHA FUND Class A: ORIGX; Class I: ORIYX	NORTH SQUARE MULTI STRATEGY FUND Class A: ORILX; Class I: PORYX

NORTH SQUARE TACTICAL DEFENSIVE FUND Class A: ETFRX; Class C: ETFZX; Class I: ETFWX	NORTH SQUARE TACTICAL GROWTH FUND Class A: ETFAX; Class C: ETFCX; Class I: ETFOX

(each a “Fund” and collectively, the “Funds”)

Supplement dated December 20, 2024 to each Fund’s
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated September 27, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI.

On December 3-4, 2024, the Board of Trustees of Exchange Place Advisors Trust (the “Trust”) approved the novation, effective on or about December 20, 2024, of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) (the “Sub-Advisory Agreement”) on behalf of the North Square Spectrum Alpha Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund and North Square Multi Strategy Fund (each, a “Fund,” and together, the “Funds”), each series of the Trust. Through the novation of the Sub-Advisory Agreement, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, will become the investment sub-adviser to the Funds and will be responsible for day-to-day portfolio management. The novation is being effected in connection with an internal restructuring in which all of NSI Retail’s advisory operations will be transferred to CSM, including the provision of sub-advisory services to the Funds (the “Reorganization”). NSI Retail and CSM are both registered investment advisers with the U.S. Securities and Exchange Commission and are 100% owned indirect subsidiaries of CSM Holdings, LLC. NSI HoldCo, LLC is a control person of CSM Holdings, LLC.

The novation of the Sub-Advisory Agreement and the services provided to the Funds following the Reorganization will not result in any change in: (i) the level of sub-advisory services provided to the Funds, including the manner in which each Fund is managed or operated, as contemplated by the Sub-Advisory Agreement with respect to the Funds; (ii) the personnel who are responsible for providing sub-advisory services, including those responsible for the portfolio management of each Fund; and (iii) the terms of the Sub-Advisory Agreement, including the compensation paid to the Funds’ sub-adviser.

Accordingly, effective December 20, 2024, all references to NSI Retail name in the Funds’ Prospectuses and SAI are hereby deleted and replaced with CSM.

Please retain this Supplement for future reference.